UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 3, 2021

Trinseo S.A.

(Exact name of registrant as specified in its charter)

Luxembourg	001-36473	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1000 Chesterbrook Boulevard, Suite 300,

Berwyn, Pennsylvania 19312

(Address of principal executive offices, including zip code)

(610) 240-3200

(Telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	TSE	New York Stock Exchange

Item 2.01 Completion of Acquisition or Disposition of Assets.

On May 3, 2021, Trinseo S.A., a public limited liability company (société anonyme) existing under the laws of Luxembourg (the “Company”), filed a Current Report on Form 8- K (the “Initial Report”) with the Securities and Exchange Commission to disclose that it had completed its previously-announced agreement with Arkema S.A. (“Arkema”) to acquire its polymethyl methacrylates (“PMMA”) and activated methyl methacrylates (“MMA”) business (the “Acquisition”), through the purchase of shares of certain subsidiaries of Arkema (the “PMMA business”). The historical PMMA business (also referred to as the “Arkema business,” the “Mallarmé business,” or the “Mallarmé combined group”) also included the operations of a manufacturing site in South Korea. However, this site is not within the scope of the Acquisition. As such, the unaudited pro forma combined financial information described below includes transaction accounting adjustments reflecting the exclusion of the South Korea site and related operations.

This Amendment No. 1 to the Current Report on Form 8-K/A (“Amendment No. 1”) is being filed to amend the Initial Report to include the historical audited combined carve-out financial statements of the Arkema business and the pro forma combined financial information of Trinseo S.A., including the PMMA business required by Items 9.01(a) and 9.01(b) of Form 8-K and should be read in conjunction with the Initial Report.

The pro forma financial information included in this Amendment No. 1 has been presented for informational purposes only. It does not purport to represent the actual results of operations that the Company and the PMMA business would have achieved had the companies been combined during the periods presented in the pro forma financial information and is not intended to project the future results of operations that the combined company may achieve after the acquisition. Except as described above, all other information in the Initial Report remains unchanged.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Exhibit 99.1 - The audited combined carve-out financial statements of the Arkema business as of and for the years ended December 31, 2020 and 2019.

(b)	Pro Forma Financial Information.

Exhibit 99.2 - The unaudited pro forma combined financial information of the Company and the PMMA business for the fiscal year ended December 31, 2020.

ITEM 9.01 Exhibits.

Exhibit Number	Description
23.1	Consent of KPMG SA and Ernst & Young Audit
99.1	Audited combined carve-out financial statements of the Arkema business as of and for the years ended December 31, 2020 and 2019
99.2	Unaudited pro forma combined financial information of the Company and the PMMA business for the year ended December 31, 2020
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINSEO S.A.

	By:	/s/ David Stasse
	Name:	David Stasse
	Title:	Executive Vice President and Chief Financial Officer

Date: July 13, 2021